UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 29, 2012

Brown & Brown, Inc.
(Exact Name of Registrant as Specified in its Charter)

Florida	001-13619	59-0864469
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

220 South Ridgewood Avenue, Daytona Beach, Florida 32114
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (386) 252-9601

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 29, 2012, J. Powell Brown, President and Chief Executive Officer, and a director of Brown & Brown, Inc. (the "Company"), has taken a temporary leave of absence for health reasons. During Mr. Powell Brown's absence, J. Hyatt Brown, who has served as the Chairman of the Company's Board of Directors since 1994, and who previously served as Chief Executive Officer of the Company until his retirement from that position in 2009, will assume Mr. Powell Brown's duties and responsibilities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN & BROWN, INC.

By: /S/ CORY T. WALKER
Cory Walker
Sr. Vice President, Treasurer and
Chief Financial Officer
Date: January 30, 2012